UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

September 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

New Jersey

Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset New Jersey Municipals Fund

Fund objective

The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey State personal income tax* as is consistent with prudent investment management and the preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset New Jersey Municipals Fund for the six-month reporting period ended September 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

Legg Mason Western Asset New Jersey Municipals Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and

8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

As the reporting period began, the financial markets were largely characterized by healthy investor risk appetite and solid results by the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This

IV	Legg Mason Western Asset New Jersey Municipals Fund

Investment commentary (cont’d)

led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, the reporting period began with nearly every spread sector outperforming equal-durationvi Treasuries. Over this time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September.

Both short- and long-term U.S. Treasury yields fluctuated during the period, but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on September 30, 2010, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively — near their lows for the reporting period.

The municipal bond market lagged its taxable bond counterpart over the six months ended September 30, 2010. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 5.51% and 6.05%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended September 30, 2010, Class A shares of Legg Mason Western Asset New Jersey Municipals Fund, excluding sales charges, returned 3.96%. The Fund’s unmanaged benchmark, the Barclays Capital New Jersey Municipal Bond Indexix, returned 5.40% for the same period. The Lipper New Jersey Municipal Debt Funds Category Average1 returned 5.29% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of September 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset New Jersey Municipals Fund:
Class A	3.96%
Class B	3.94%
Class C	3.74%
Class I	4.08%
Barclays Capital New Jersey Municipal Bond Index	5.40%
Lipper New Jersey Municipal Debt Funds Category Average	5.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 47 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset New Jersey Municipals Fund	V

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the return for the six months ended September 30, 2010 for Class B shares would have been 3.62%.

The 30-Day SEC Yields for the period ended September 30, 2010 for Class A, B, C and I shares were 3.77%, 3.29%, 3.36% and 4.07%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 29, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.73%, 1.37%, 1.32% and 0.66%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.60% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital New Jersey Municipal Bond Index is a market value weighted index of New Jersey investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and March 31, 2010 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.96%	$1,000.00	$1,039.60	0.72%	$3.68	Class A	5.00%	$1,000.00	$1,021.46	0.72%	$3.65
Class B4	3.94	1,000.00	1,039.40	1.33	6.80	Class B	5.00	1,000.00	1,018.40	1.33	6.73
Class C	3.74	1,000.00	1,037.40	1.29	6.59	Class C	5.00	1,000.00	1,018.60	1.29	6.53
Class I	4.08	1,000.00	1,040.80	0.59	3.02	Class I	5.00	1,000.00	1,022.11	0.59	2.99

[1]	For the six months ended September 30, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 3.62%.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2010

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.3%
Education — 17.9%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	$7,500,000	$8,362,200
New Jersey State Educational Facilities Financing Authority Revenue:
Monmouth University	5.125%	7/1/24	550,000	550,380
Rowan University, Unrefunded Balance, NATL, FGIC	5.000%	7/1/21	2,345,000	2,407,776
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	15,000,000	16,435,800
Montclair State University	5.250%	7/1/38	2,000,000	2,111,680
New Jersey City University	5.000%	7/1/35	4,550,000	4,748,334
Richard Stockton College	5.125%	7/1/28	5,000,000	5,367,450
Richard Stockton College	5.375%	7/1/38	8,000,000	8,533,360
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,904,768
University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	11,807,600
Rutgers State University Revenue	6.400%	5/1/13	330,000	357,453
Total Education				64,586,801
Health Care — 12.9%
New Jersey EDA:
Harrogate Inc.	5.750%	12/1/16	1,970,000	1,971,261
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,488,285
New Jersey Health Care Facilities Financing Authority Revenue:
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	871,440
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,622,715
Catholic Health East	5.250%	11/15/29	9,000,000	9,475,740
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,058,054
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,450,132
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	1,991,000
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	6,780,503
St. Peters University Hospital	5.750%	7/1/37	3,000,000	3,052,140
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,804,100
Total Health Care				46,565,370
Housing — 2.0%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,120,000	3,120,843	(a)
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,092,126
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	105,000	105,152	(b)
Total Housing				7,318,121
Industrial Revenue — 14.5%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	3,390,000	3,511,362
Middlesex County Improvement Authority, Utilities System Revenue, Perth Amboy Franchise Project, AMBAC	5.000%	9/1/29	2,725,000	2,725,082
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	630,000	579,386
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	992,312
First Mortgage, Keswick Pines	5.700%	1/1/18	2,885,000	2,718,132
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,507,428
Municipal Loan Pool, AGM	5.125%	11/15/14	765,000	768,419
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,203,816

See Notes to Financial Statements.

4	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2010

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — continued
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	$1,115,000	$1,121,411	(b)
New Jersey EDA, EDR, American Airlines Inc. Project	7.100%	11/1/31	1,000,000	890,430	(b)
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,253,510	(b)(c)
New Jersey American Water Co.	4.875%	11/1/29	2,500,000	2,512,775	(b)(c)
New Jersey American Water Co.	5.600%	11/1/34	11,250,000	11,854,350	(b)
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	2,000,000	1,810,760	(b)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	4,000,000	4,021,320	(b)(d)
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	10,000,000	10,417,600
Salem County, Pollution Control Financing Authority Revenue, PSEG Power Project	5.750%	4/1/31	2,500,000	2,548,000	(b)
Total Industrial Revenue				52,436,093
Leasing — 5.3%
Atlantic City, COP	8.875%	1/15/13	615,000	673,960
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,503,015
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	9,005,680
New Jersey State EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,909,850
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,486,796
University Medicine & Dentistry, NATL	5.000%	9/1/22	1,500,000	1,535,640
Total Leasing				19,114,941
Local General Obligation — 4.2%
Atlantic City, GO, AGM	5.000%	12/15/15	2,040,000	2,053,219
Freehold Township Board of Education, NJ, GO:
NATL	5.000%	7/15/23	1,375,000	1,427,044
NATL	5.000%	7/15/24	1,205,000	1,248,910
Refunding	5.000%	7/15/22	2,390,000	2,479,625
Lakewood Township School District, GO, AMBAC	6.250%	2/15/11	650,000	662,714
Mercer County Improvement Authority, County GTD, Solid Waste Revenue	5.750%	9/15/16	2,500,000	2,508,625
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,857,318
Middlesex County, NJ, Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,229,280
Morris Township, GO	6.550%	7/1/11	500,000	523,045
Total Local General Obligation				14,989,780
Other — 0.6%
New Jersey EDA:
Department of Human Services	5.000%	7/1/22	500,000	513,800
Department of Human Services	5.200%	7/1/32	444,000	452,614
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,079,950
Total Other				2,046,364
Power — 3.7%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	3,500,000	3,476,760	(b)
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	9,000,000	9,973,980
Total Power				13,450,740

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	5

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — 6.3%
New Jersey EDA, School Facilities Construction	5.000%	6/15/26	$9,470,000	$10,579,221	(e)
New Jersey Health Care Facilities Financing Authority Revenue, St. Mary Hospital	5.875%	7/1/12	580,000	615,328	(f)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	64,282	(f)
IBC, NATL	6.500%	1/1/16	780,000	911,633	(f)
Tobacco Settlement Financing Corp.	5.000%	6/1/15	10,000,000	10,744,400	(e)
Total Pre-Refunded/Escrowed to Maturity				22,914,864
Solid Waste/Resource Recovery — 0.4%
Atlantic County COP, Authority Solid Waste Revenue	7.125%	3/1/16	1,565,000	1,571,213
Special Tax Obligation — 4.8%
New Jersey EDA Revenue, Cigarette Tax	5.625%	6/15/17	110,000	110,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,446,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	4,000,000	4,254,560
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	6,000,000	6,630,540
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	1,004,310
Total Special Tax Obligation				17,446,210
Student Municipals — 3.9%
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	14,031,290	(a)(b)
Transportation — 15.9%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,093,260
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,303,120
Transportation System	5.875%	12/15/38	11,000,000	12,643,730
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,311,650
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	12,955,800
New Jersey State Turnpike Authority Revenue, Refunding	5.250%	1/1/28	6,300,000	7,562,898
New Jersey State Turnpike Authority, Turnpike Revenue, C-2005, NATL	6.500%	1/1/16	165,000	191,410
Port Authority of New York & New Jersey, Consolidated 132nd Series	5.000%	9/1/26	5,000,000	5,468,450
South Jersey Port Corp. Revenue	5.000%	1/1/20	2,300,000	2,400,809
South Jersey Transportation Authority, Transportation System Revenue, AMBAC	5.125%	11/1/22	6,385,000	6,467,813
Total Transportation				57,398,940
Water & Sewer — 2.9%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	2,000,000	2,064,940
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	1,080,000	1,253,340
New Jersey EDA, Water Facilities Revenue, American Water Co. Inc., NATL, FGIC	5.375%	5/1/32	2,000,000	1,973,520	(b)
North Hudson Sewer Authority Revenue:
NATL, FGIC	5.250%	8/1/18	3,000,000	3,137,760
NATL, FGIC	5.250%	8/1/19	2,000,000	2,088,200
Total Water & Sewer				10,517,760
Total Investments before Short-Term Investments (Cost — $321,623,520)				344,388,487

See Notes to Financial Statements.

6	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2010

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.8%
Education — 2.0%
New Jersey EDA Revenue, School Facilities Construction, Subordinated, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.260%	9/1/31	$3,900,000	$3,900,000	(g)(h)
New Jersey EDA, School Revenue:
Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.230%	9/1/31	2,300,000	2,300,000	(g)(h)
Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.270%	9/1/31	1,000,000	1,000,000	(g)(h)
Total Education				7,200,000
General Obligation — 2.4%
Commonwealth of Puerto Rico, GO:
AGM, SPA-Dexia Credit Local	0.270%	7/1/27	400,000	400,000	(g)(h)
Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.220%	7/1/32	6,700,000	6,700,000	(g)(h)
Public Improvements, AGM, SPA-Dexia Bank	0.270%	7/1/24	800,000	800,000	(g)(h)
Public Improvements, AGM, SPA-Dexia Credit Local	0.220%	7/1/29	700,000	700,000	(g)(h)
Total General Obligation				8,600,000
Health Care — 0.1%
New Jersey Health Care Facilities Financing Authority Revenue, Somerset Medical Center	0.220%	7/1/24	445,000	445,000	(g)(h)
Public Facilities — 0.3%
Mercer County, NJ, Improvement Authority Revenue, Atlantic Foundation Project, LOC-Bank of America N.A.	0.290%	9/1/28	1,000,000	1,000,000	(g)(h)
Total Short-Term Investments (Cost — $17,245,000)				17,245,000
Total Investments — 100.1% (Cost — $338,868,520#)				361,633,487
Liabilities in Excess of Other Assets — (0.1)%				(270,797)
Total Net Assets — 100.0%				$361,362,690

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Security is purchased on a when-issued basis.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	7

Legg Mason Western Asset New Jersey Municipals Fund

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Ratings Table*
S&P/Moody’s/Fitch**
AAA/Aaa	17.7%
AA/Aa	15.3
A	50.9
BBB/Baa	5.4
B	1.1
CCC/Caa	0.2
A-1/VMIG 1	4.8
NR	4.6
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 8 through 10 for definitions of ratings.

See Notes to Financial Statements.

8	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of on obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	9

B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

10	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligation Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligation Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

September 30, 2010

Assets:
Investments, at value (Cost — $338,868,520)	$361,633,487
Cash	28,733
Interest receivable	4,619,739
Receivable for Fund shares sold	1,478,369
Prepaid expenses	23,368
Total Assets	367,783,696

Liabilities:
Payable for securities purchased	4,750,000
Payable for Fund shares repurchased	1,207,862
Distributions payable	146,634
Investment management fee payable	146,614
Distribution fees payable	76,543
Payable to broker — variation margin on open futures contracts	13,813
Trustees’ fees payable	3,561
Accrued expenses	75,979
Total Liabilities	6,421,006
Total Net Assets	$361,362,690

Net Assets:
Par value (Note 7)	$279
Paid-in capital in excess of par value	351,792,013
Undistributed net investment income	241,532
Accumulated net realized loss on investments and futures contracts	(13,706,258)
Net unrealized appreciation on investments and futures contracts	23,035,124
Total Net Assets	$361,362,690

Shares Outstanding:
Class A	20,649,057
Class B	731,322
Class C	5,249,909
Class I	1,245,809

Net Asset Value:
Class A (and redemption price)	$12.96
Class B*	$12.98
Class C*	$12.97
Class I (and redemption price)	$12.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.54

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended September 30, 2010

Investment Income:
Interest	$8,692,345

Expenses:
Investment management fee (Note 2)	865,523
Distribution fees (Notes 2 and 5)	452,478
Transfer agent fees (Note 5)	53,560
Shareholder reports	20,010
Legal fees	18,608
Audit and tax	16,162
Registration fees	13,429
Insurance	4,201
Trustees’ fees	1,350
Custody fees	1,224
Miscellaneous expenses	3,262
Total Expenses	1,449,807
Net Investment Income	7,242,538

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	749,432
Futures contracts	(4,686,995)
Net Realized Loss	(3,937,563)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,662,344
Futures contracts	196,261
Change in Net Unrealized Appreciation (Depreciation)	9,858,605
Net Gain on Investments and Futures Contracts	5,921,042
Proceeds from Settlement of a Regulatory Matter (Note 9)	101,026
Increase in Net Assets From Operations	$13,264,606

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended September 30, 2010 (unaudited) and the Year Ended March 31, 2010	September 30	March 31

Operations:
Net investment income	$7,242,538	$13,409,718
Net realized gain (loss)	(3,937,563)	1,529,206
Change in net unrealized appreciation (depreciation)	9,858,605	20,938,258
Proceeds from settlement of a regulatory matter (Note 9)	101,026	—
Increase in Net Assets From Operations	13,264,606	35,877,182

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(7,315,041)	(13,357,586)
Decrease in Net Assets From Distributions to Shareholders	(7,315,041)	(13,357,586)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	45,257,739	93,126,039
Reinvestment of distributions	6,430,371	11,125,857
Cost of shares repurchased	(28,676,157)	(67,815,547)
Increase in Net Assets From Fund Share Transactions	23,011,953	36,436,349
Increase in Net Assets	28,961,518	58,955,945

Net Assets:
Beginning of period	332,401,172	273,445,227
End of period*	$361,362,690	$332,401,172
* Includes undistributed net investment income of:	$241,532	$213,009

See Notes to Financial Statements.

14	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$12.74	$11.81	$12.40	$12.64	$12.47	$12.49

Income (loss) from operations:
Net investment income	0.28	0.56	0.55	0.53	0.55	0.55
Net realized and unrealized gain (loss)	0.22	0.93	(0.59)	(0.24)	0.17	(0.02)
Total income (loss) from operations	0.50	1.49	(0.04)	0.29	0.72	0.53

Less distributions from:
Net investment income	(0.28)	(0.56)	(0.55)	(0.53)	(0.55)	(0.55)
Total distributions	(0.28)	(0.56)	(0.55)	(0.53)	(0.55)	(0.55)

Net asset value, end of period	$12.96	$12.74	$11.81	$12.40	$12.64	$12.47
Total return[4]	3.96%	12.77%	(0.30)%	2.35%	5.88%	4.34%

Net assets, end of period (millions)	$268	$251	$218	$207	$189	$159

Ratios to average net assets:
Gross expenses	0.72%[5]	0.73%	0.71%	0.75%	0.75%[6]	0.77%
Net expenses[7]	0.72 [5]	0.73	0.71	0.75	0.74 [6,8]	0.76 [8]
Net investment income	4.30 [5]	4.47	4.58	4.25	4.37	4.45

Portfolio turnover rate	6%	18%	20%	15%	8%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.74% and 0.73%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$12.74	$11.81	$12.40	$12.64	$12.48	$12.50

Income (loss) from operations:
Net investment income	0.24	0.48	0.48	0.46	0.48	0.49
Net realized and unrealized gain (loss)	0.22	0.93	(0.59)	(0.24)	0.16	(0.03)
Proceeds from settlement of a regulatory matter	0.04	—	—	—	—	—
Total income (loss) from operations	0.50	1.41	(0.11)	0.22	0.64	0.46

Less distributions from:
Net investment income	(0.26)	(0.48)	(0.48)	(0.46)	(0.48)	(0.48)
Total distributions	(0.26)	(0.48)	(0.48)	(0.46)	(0.48)	(0.48)

Net asset value, end of period	$12.98	$12.74	$11.81	$12.40	$12.64	$12.48
Total return[4]	3.94%[5]	12.07%	(0.87)%	1.77%	5.23%	3.79%

Net assets, end of period (millions)	$9	$11	$12	$13	$18	$24

Ratios to average net assets:
Gross expenses	1.33%[6]	1.36%	1.28%	1.32%	1.29%[7]	1.31%
Net expenses[8]	1.33 [6]	1.36	1.28	1.32	1.28 [7,9]	1.31 [9]
Net investment income	3.70 [6]	3.85	4.00	3.68	3.85	3.90

Portfolio turnover rate	6%	18%	20%	15%	8%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 3.62% (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.28% and 1.27%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$12.74	$11.81	$12.40	$12.64	$12.48	$12.50

Income (loss) from operations:
Net investment income	0.24	0.48	0.48	0.46	0.48	0.48
Net realized and unrealized gain (loss)	0.23	0.93	(0.59)	(0.24)	0.16	(0.02)
Total income (loss) from operations	0.47	1.41	(0.11)	0.22	0.64	0.46

Less distributions from:
Net investment income	(0.24)	(0.48)	(0.48)	(0.46)	(0.48)	(0.48)
Total distributions	(0.24)	(0.48)	(0.48)	(0.46)	(0.48)	(0.48)

Net asset value, end of period	$12.97	$12.74	$11.81	$12.40	$12.64	$12.48
Total return[4]	3.74%	12.13%	(0.87)%	1.78%	5.21%	3.74%

Net assets, end of period (millions)	$68	$60	$38	$28	$22	$19

Ratios to average net assets:
Gross expenses	1.29%[5]	1.31%	1.27%	1.31%	1.31%[6]	1.34%
Net expenses[7]	1.29 [5]	1.31	1.27	1.31	1.30 [6,8]	1.34 [8]
Net investment income	3.73 [5]	3.88	4.02	3.68	3.81	3.87

Portfolio turnover rate	6%	18%	20%	15%	8%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.30% and 1.29%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2010	2009	2008[3]

Net asset value, beginning of period	$12.75	$11.82	$12.41	$12.62

Income (loss) from operations:
Net investment income	0.28	0.57	0.57	0.26
Net realized and unrealized gain (loss)	0.24	0.93	(0.59)	(0.21)
Total income (loss) from operations	0.52	1.50	(0.02)	0.05

Less distributions from:
Net investment income	(0.29)	(0.57)	(0.57)	(0.26)
Total distributions	(0.29)	(0.57)	(0.57)	(0.26)

Net asset value, end of period	$12.98	$12.75	$11.82	$12.41
Total return[4]	4.08%	12.92%	(0.12)%	0.40%

Net assets, end of period (000s)	$16,165	$10,193	$5,213	$727

Ratios to average net assets:
Gross expenses	0.59%[5]	0.66%	0.53%	0.54%[5]
Net expenses[6]	0.59 [5,7]	0.60 [7,8]	0.53	0.54 [5]
Net investment income	4.43 [5]	4.61	4.86	4.28 [5]

Portfolio turnover rate	6%	18%	20%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For the period October 4, 2007 (inception date) to March 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation agreement effective September 18, 2009 through December 31, 2010, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded]. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$344,388,487	—	$344,388,487
Short-term investments†	—	17,245,000	—	17,245,000
Total investments	—	$361,633,487	—	$361,633,487
Other Financial Instruments:
Futures contracts	$270,157	—	—	$270,157
Total	$270,157	$361,633,487	—	$361,903,644

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	19

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting New Jersey.

(d) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial

20	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2010, LMIS and its affiliates received sales charges of approximately $23,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$3,000	$4,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2010, the Fund had accrued $2,415 as deferred compensation payable.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	21

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During six months ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$26,642,996
Sales	21,207,676

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,960,186
Gross unrealized depreciation	(1,195,219)
Net unrealized appreciation	$22,764,967

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	221	12/10	$29,822,001	$29,551,844	$270,157

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$270,157

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended September 30, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(4,686,995)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$196,261

22	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$27,620,817

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$193,933	$29,905
Class B	33,677	6,867
Class C	224,868	13,671
Class I	—	3,117
Total	$452,478	$53,560

6. Distributions to shareholders by class

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
Net Investment Income:
Class A	$5,615,780	$10,721,184
Class B	207,179	432,254
Class C	1,204,328	1,909,829
Class I	287,754	294,319
Total	$7,315,041	$13,357,586

7. Shares of beneficial interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	23

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,152,006	$27,691,274	4,781,171	$59,653,210
Shares issued on reinvestment	399,414	5,138,221	730,560	9,132,454
Shares repurchased	(1,637,442)	(21,037,584)	(4,224,281)	(52,999,794)
Net increase	913,978	$11,791,911	1,287,450	$15,785,870

Class B
Shares sold	75,530	$972,133	153,819	$1,917,993
Shares issued on reinvestment	13,830	178,191	28,251	352,486
Shares repurchased	(186,625)	(2,409,022)	(359,634)	(4,474,710)
Net decrease	(97,265)	$(1,258,698)	(177,564)	$(2,204,231)

Class C
Shares sold	798,462	$10,258,919	2,102,491	$26,296,470
Shares issued on reinvestment	71,290	917,555	109,436	1,370,456
Shares repurchased	(345,230)	(4,432,390)	(748,957)	(9,343,873)
Net increase	524,522	$6,744,084	1,462,970	$18,323,053

Class I
Shares sold	493,262	$6,335,413	414,558	$5,258,366
Shares issued on reinvestment	15,237	196,404	21,608	270,461
Shares repurchased	(61,867)	(797,161)	(78,124)	(997,170)
Net increase	446,632	$5,734,656	358,042	$4,531,657

8. Capital loss carryforward

At March 31, 2010, the Fund had a net capital loss carryforward of approximately $9,768,073, of which $712,492 expires in 2012, $7,311,093 expires in 2013, $253,246 expires in 2014 and $1,491,242 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

24	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $60,743, $31,256, $9,020 and $7 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report	25

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and share- holders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the

26	Legg Mason Western Asset New Jersey Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

Legg Mason Western Asset

New Jersey Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset New Jersey Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset New Jersey Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset New Jersey Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04050 11/10 SR10-1218

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	November 19, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	November 19, 2010